(Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]    Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials

[ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                   YSEEK, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11. (1) Title of each class of securities to which transaction applies: (2) Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): (4) Proposed maximum aggregate value of transaction:

         (5)  Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:
         (2)  Form, Schedule or Registration Statement No.:
         (3)  Filing Party:
         (4)  Date Filed:

                    Notice of Annual Meeting of Stockholders

                                   May 2, 2003

         The Annual Meeting of Stockholders of Yseek, Inc, a Florida corporation (the "Company"), will be held at the Centergate Conference Center, 4995 Commercial Drive, Palm Harbor, Florida, on May 2, 2003 at 10:00 AM EST:

         1.  To elect four (4) directors for a term of one year;

         2.  To   consider   the   proposed   amendment   to  the   Articles  of
             Incorporation,   changing  the  Company's   name  to  Advanced  3-D
             Ultrasound Services, Inc.;

         3. To ratify the selection of Semago & Company, P.A. to audit our books and records for 2003; and

         4. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

         The board of directors has fixed the close of business on April 10, 2003 as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting and any adjournments or postponements thereof.

                                        By  Order  of the  Board  of Directors,


                                        Tanya Ostrowski
                                        Secretary

Tampa, Florida
April 11, 2003

                                    IMPORTANT

         If you do not expect to attend the meeting in person, please complete, date, and sign the enclosed proxy and return it without delay in the enclosed envelope, which requires no additional postage if mailed in the United States.

                                   YSEEK, INC.
                               7732 N. Mobley Road
                                 Odessa FL 33556

                                                                 April 11, 2003

                                 PROXY STATEMENT
                  For annual meeting of stockholders to be held
                             on Friday, May 2, 2003
                   Approximate Date of Mailing: April 11, 2003

                                     GENERAL

         This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Yseek, Inc. (the "Company" or "Yseek"), for use at our 2003 Annual Meeting of Stockholders to be held on Friday, May 2, 2003, at 10:00 AM EST at the Centergate Conference Center, 4995 Commercial Drive, Palm Harbor, Florida, and at any postponements or adjournments thereof. We expect to distribute this proxy statement and the accompanying proxy card to stockholders about April 11, 2003.

         We will bear the cost of proxy solicitation. In addition to the use of mails, proxies may be solicited by telephone by our officers, directors, and regular employees, none of whom will be specially compensated for such services.

         Our annual report to stockholders for the year ended December 31, 2002, including audited financial statements, is included with this proxy statement, but does not constitute a part of this proxy statement.

         Holders of our common stock, of record at the close of business on April 10, 2003, are entitled to vote at the meeting. As of that date, there were 36,011,765 shares of common stock outstanding. Each stockholder entitled to vote shall have the right to one vote for each share outstanding in such stockholder's name.

         We presently have no other class of stock outstanding and entitled to be voted at the meeting. The presence in person or by proxy of stockholders composing a majority of all votes entitled to be cast at the meeting constitutes a quorum.

         Shares cannot be voted at the meeting unless the holder of record is present in person or by proxy. The enclosed proxy is a means by which a stockholder may authorize the voting of his or her shares at the meeting. The shares of common stock represented by each properly executed proxy will be voted at the meeting in accordance with each stockholder's directions. Stockholders should specify choices by marking the appropriate boxes on the enclosed proxy; if no choice has been specified, the shares will be voted as recommended by the board of directors. If any other matters are properly presented at the meeting for action, the proxy holders will vote the proxies (which confer discretionary authority to vote on such matters) in accordance with their judgment.

         Your execution of the accompanying proxy will not affect your right to attend the meeting and vote in person. Any stockholder giving a proxy has a right to revoke it by giving written notice of revocation to the Secretary of the Company, or by delivering a subsequently executed proxy, at any time before the proxy is voted, or by attending the meeting and voting in person. If you are a stockholder of record and plan to attend the meeting, please return the proxy card with the "Annual Meeting" box marked. Admission to the meeting will be on a first-come, first served basis. Stockholders will be admitted upon verification of ownership at the door.

         Your proxy vote is important. Accordingly, please complete, sign, and return the accompanying proxy whether or not you plan to attend the meeting.

                        PROPOSAL 1: ELECTION OF DIRECTORS

         The persons named as proxies on the accompanying proxy intend to vote all duly executed proxies for the election of the nominees set forth below, except as otherwise directed by the shareholder on the proxy.

         The stockholders will elect four (4) directors at the annual meeting for a term of one (1) year expiring at the 2004 annual meeting of the stockholders, and until the election and qualification of successors (or until earlier removal or resignation). In the event one or more of the named nominees is unable to serve, the persons designated as proxies may cast votes for other persons as substitute nominees. The board of directors has no reason to believe that any of the nominees named below will be unavailable, or, if elected, will decline to serve. Directors will be elected by a plurality of the votes cast at the annual meeting. Under the Florida General Corporation Act, an abstaining vote is not deemed a "vote cast." As a result, abstentions are not included in the tabulation of the results on the election of directors, and, therefore, do not have the effect of votes in opposition.

         Certain information is set forth below for each nominee for director. All of the nominees are presently directors, and none have been previously elected by the stockholders.

         The board of directors unanimously recommends a vote FOR each of the nominees.

Nominees for Director

                                                                                                 Year First
                                        Principal Occupations During Past                        Became
Name of Director           Age          Five Years; Certain Directorships                        Director

David Weintraub            39           1998-2000: Vice President-Marketing                          2002
                                            Swifty Car Wash & Quik-Lube, Inc
                                        2000-2001: Sales, Marketing - SwiftyNet.com, Inc.
                                        2003-Present: CEO, Director - Yseek, Inc.

Rachel Steele              36           1998-2000: President, Secretary - Swifty Car Wash            2002
                                            & Quik-Lube, Inc.
                                        2000-2002: President - SwiftyNet.com, Inc.
                                        2000-2001: Director - SwiftyNet.com, Inc.
                                        2002-Present: Vice President, Director - Yseek, Inc.

Glen Ostrowski             37           1998-2002: Vice President-Marketing - Animagic               2002
                                            Animation
                                        2002-Present: President - Yseek, Inc.

Tanya Ostrowski            26           1995-2002: Administrative Assistant, Processor              2002
                                            Compass Bank
                                        2002-Present: Secretary, Treasurer, Director - Yseek, Inc.



No voting arrangements exist between the officers and directors. Mr. Weintraub and Ms. Steele live together. The above persons were selected pursuant to provisions in the Company's By-Laws, all holding office for a period of one year or until their successors are elected and qualified. None of the officers or directors of the Company have been involved in legal proceedings during the past five years which are material to an evaluation of the ability or integrity of any director, person nominated to become a director, or executive officer of the issuer, including any state or Federal criminal and bankruptcy proceedings.

Committees of the Board of Directors

         Our bylaws provide that the board may designate an executive committee and other committees, each of which shall consist of one or more directors. The board does not have an audit committee.

Board Meetings and Attendance of Directors

         The board of directors had no formal meetings and acted by unanimous written action in four instances in 2002.

         No voting arrangements exist between the officers and directors. Mr. Weintraub and Ms. Steele live together. The above persons were selected pursuant to provisions in the Company's By-Laws, all holding office for a period of one year or until their successors are elected and qualified. None of the officers or directors of the Company have been involved in legal proceedings during the past five years which are material to an evaluation of the ability or integrity of any director, person nominated to become a director, or executive officer of the issuer, including any state or Federal criminal and bankruptcy proceedings.

                       DIRECTOR AND EXECUTIVE COMPENSATION

Compensation of Directors

     Directors serve without compensation. Some directors are also employees of the Company: Ms. Steele and Ms. Ostrowski have each received 4,500,000 common shares for their services as Vice-President and Secretary-Treasurer, respectively.


Summary Compensation Table

         The following table summarizes the compensation of those persons who were officers and directors at December 31, 2002, for the years ended December 31, 2000, 2001 and 2002.

                           Summary Compensation Table
                             Long Term Compensation

                       Annual Compensation Awards Payouts

(a)                       (b)     (c)        (d)        (e)      (f)            (g)            (h)          (i)
Name and                                                Other                   Securities                  All
Principal                                               Annual    Restricted    Underlying                  Other
Position                                                Compen-   Stock         Options/       LTIP         Compens-
                           Year    Salary($)  Bonus($)  sation    Awards($)     SARs(#)        Payouts($)   sation($)

David Weintraub
Chief Executive Officer     0         0         0          0        0              0              0            0

Glen Ostrowski
President                   0         0         0          0        0              0              0            0

Tanya Ostrowski
Secretary-Treasurer         0         0         0          0        0              0              0            $45,000(1)

Rachel Steele               0         0         0          0        0              0              0            $45,000(2)
Vice President

(1) Reflects issuance of 4,500,000 shares.
(2) Reflects issuance of 4,500,000 shares.

All of the Company's officers and director but Ms. Steele are engaged in other enterprises on a full-time basis. Ms. Steele donated her 2000 and 2001 salary to the Company. No other officer or directors have been compensated for their services in those capacities. At this time, the Company does not plan on paying its Board of Directors in return for their services as Directors.

Executive Compensation and Employment Arrangements

         On October 1, 2002, the Company entered into identical employment agreements with Rachel Steele and Tanya Ostrowski (the "Employment Agreements"), which currently provide for annual compensation of 4,500,000 shares of Company's. common stock, valued at $0.01 per share. Both Employment Agreements expire September 30, 2003. Ms. Steele and Ms. Ostrowski are eligible for bonuses as determined by the board of directors and fringe benefits commensurate with other employees. The Employment Agreements provide that either the Company or the employee may terminate the agreements at any time upon written notice.

                  SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

None of the officers and directors have received a salary during the past twelve months. There are no officer or director groups. As a group, the officers and directors of the Company own 11,682,768. As of March 19, 2003 the stock ownership of the Officers and Directors was as follows:

Title                      Name and                                  Amt and                         Percent
Of                         Address                                   Nature of                       of
Class                      of Beneficial Owner                       Beneficial Ownership            Class

Common                     Glen Ostrowski                            100,000                         0.27%
Stock                      3645 Kings Road
                           Bldg 6, #104
                           Palm Harbor, FL 34685

Common                     Rachel Steele                           7,082,768                        19.67%
Stock                      7732 N. Mobley Road
                           Odessa, FL 33556

Common                    Tanya Ostrowski                          4,500,000                        12.50%
Stock                      3645 Kings Road
                           Bldg 6, #104
                           Palm Harbor, FL 34685


Security Ownership of Certain Beneficial Owners

         Set forth below is certain information with respect to those persons who are known to the Company to own beneficially more than five percent of the Company's common stock as of March 19, 2003.

                              Beneficial Ownership

 Beneficial Owner                  Number of Shares                   Percent

 CandidHosting.com, Inc.             2,430,000                         06.75%
 Timothy Minnehan                    2,232,000                         06.20%
 Tanya Ostrowski                     4,500,000                         12.50%
 Rachel Steele                       7,082,768                         19.67%

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The following are transactions since January 1, 2001 between the Company and any officer, director, director nominee, or the immediate family of any such persons.

         On October 1, 2002, the Company entered into identical employment agreements with Rachel Steele and Tanya Ostrowski (the "Employment Agreements"), which currently provide for annual compensation of 4,500,000 shares of Company's common stock, valued at $0.01 per share. Both Employment Agreements expire September 30, 2003. Ms. Steele and Ms. Ostrowski are eligible for bonuses as determined by the board of directors and fringe benefits commensurate with other employees. The Employment Agreements provide that either the Company or the employee may terminate the agreements at any time upon written notice.

         It is the Company's policy that any material transactions or loans, and any forgiveness of loans, between the Company and its officers, directors, or material shareholders must be approved by a majority of independent directors, if any, who do not have an interest in the transaction. Furthermore, all such transactions or loans must be entered into on terms that are no less favorable to the Company than those that can be obtained from unaffiliated third parties. The above transactions were entered into in compliance with Company policy.

                             PROPOSAL 2: NAME CHANGE

         On March 12, 2003, the board of directors voted to amend the Company's Articles of Incorporation changing the Company's name to Advanced 3-D Ultrasound Services, Inc. The purpose of the name change is to reflect the Company's emphasis on developing 3-D ultrasound centers.

         The board recommends a vote FOR Proposal 2.

                       PROPOSAL 3: DESIGNATION OF AUDITORS

         Upon the recommendation of the Audit Committee, the Company's board of directors has designated Semago & Company, P.A. to audit its books and accounts for the year ending December 31, 2003, and will offer a resolution at the annual meeting to ratify the designation. Semago & Company, P.A. has been the Company's auditor since 2000. Representatives of the auditors are not expected to be present at the meeting. A majority of votes case in person or represented by proxy will constitute ratification.

         The board recommends a vote FOR Proposal 3.

        SHAREHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING OF SHAREHOLDERS

         Under applicable regulations of the Securities and Exchange Commission, all proposals of stockholders to be considered for inclusion in the proxy statement for the 2004 annual meeting of stockholders must be received by us at our principal offices, c/o corporate secretary, not later than January 30, 2004.

         Any written notice of a stockholder proposal must include the following information: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on our books, and of such beneficial owner, and (ii) the class and number of the Company's shares that are owned beneficially and of record by such stockholder and such beneficial owner.

                                  ANNUAL REPORT

         The Company's annual report to stockholders for the year ended December 31, 2002 has been mailed simultaneously to the stockholders. The Company's annual report on Form 10-KSB for the year ended December 31, 2002, as filed with the Securities and Exchange Commission (excluding exhibits), is included in its annual report to stockholders.

                                 OTHER BUSINESS

         The board of directors is not aware of any matters not set forth herein that may come before the meeting. If, however, further business properly comes before the meeting, the persons named in the proxies will vote the shares represented thereby in accordance with their judgment.

                                                 ------------------------------
                                                 David Weintraub
                                                 Chief Executive Officer
                                                 Chief Financial Officer

  [Address Label]



                                      PROXY
                                   YSEEK, INC.

                    Proxy solicited by the Board of Directors
                     for the Annual Meeting of Stockholders

                         to be held Friday, May 2, 2003

         The undersigned hereby appoints David Weintraub or Glen Ostrowski, or either of them, as attorney and proxy of the undersigned, with full power of substitution and resubstitution, to vote all of the shares of common stock of Yseek, Inc. (the "Company") which the undersigned may be entitled to vote at the annual meeting of stockholders to be held on Friday, May 2, 2003, at the Centergate Conference Center, 4995 Commercial Drive, Palm Harbor, Florida 34685, commencing at 10:00 AM EST , and at any and all postponements and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions.

         Unless a contrary direction is indicated, this proxy will be voted for all nominees for director listed in Proposal 1, for proposal 2 and for proposal 3, as more specifically described in the proxy statement. If specific instructions are indicated, this proxy will be voted in accordance therewith.

         You may revoke this proxy at any time prior to the vote at the annual meeting.

         Please complete, date, and sign this proxy and return it in the accompanying envelope.

         The board of directors recommends a vote for the nominees for director listed on the reverse of this proxy card, a vote for proposal 2 and a vote for proposal 3, also set forth on the other side of this proxy card.

PROPOSAL 1.  To elect four (4) directors to hold  office  until the 2004 annual meeting of stockholders.


             Nominees: David Weintraub; Rachel Steele; Glen Ostrowski; and Tanya Ostrowski.


            For __________________                Withheld--------------------


            For all nominees except as noted:

PROPOSAL  2. To amend the  Company's  Articles  of  Incorporation  changing  the
             Company's name to Advanced 3-D Ultrasound Services, Inc.


For _______________    Against ________________      Abstain _________________





PROPOSAL 3. To ratify the  recommendation  of the Audit  Committee  to designate
            Semago & Company, P.A. to audit the Company's books and accounts for the year ending December 31, 2003.


For _______________    Against ________________       Abstain _________________





Please sign exactly as name appears on this proxy. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.

Signature:__________________________________________  Date:____________________

Signature:__________________________________________  Date:____________________


Signature:__________________________________________  Date:____________________



MARK HERE FOR CHANGE                         MARK HERE IF YOU
OF ADDRESS AND NOTE                          PLAN TO ATTEND
CHANGE BELOW ____________________            THE ANNUAL MEETING________________


New Address:      ______________________________________________

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